UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.16

ANNUAL REPORT

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 13, 2016

Annual Report

This report provides management’s discussion of fund performance for AB All Market Alternative Return Portfolio (the “Fund”) for the annual reporting period ended October 31, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional or “alternative” investment strategies (the “Strategies”). The Fund utilizes AllianceBernstein L.P.’s (the “Adviser’s”) fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns with low correlation to traditional asset classes such as equity and fixed-income securities. The Adviser seeks to identify tactical investment opportunities within and across these Strategies and to actively adjust the Fund’s exposure to each Strategy, and to different approaches within each Strategy in order to improve returns and control risks.

The Adviser allocates the Fund’s assets principally among the following Strategies:

Equity Hedge—The Equity Hedge Strategy will involve taking long positions in certain securities or instruments in the expectation that they will increase in value, and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Fund may take long positions through the direct purchase of securities and/or through derivative instruments, and may likewise take short positions through short sales and/or derivatives. In a short sale transaction, the Fund sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. The Fund may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time. This Strategy may include equity volatility strategies, in which the Fund would take long and short positions in equity volatility derivatives (i.e., derivative instruments the return on which explicitly depends on some measure of the volatility of the price of the underlying asset) where the Adviser deems such positions attractive.

Relative Value—The Relative Value Strategy seeks to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. The Strategy will attempt to exploit these discrepancies through

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	1

long and short positions in related assets. This Strategy may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

Macro—The Macro Strategy aims to identify and exploit opportunities across global asset classes and indices. (The focus on opportunities across asset classes helps differentiate this Strategy from relative value, which focuses on opportunities within asset classes.) This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Fund may invest in all major markets—equity, fixed-income (including both interest rate and credit instruments), real estate investment trusts (“REITs”), currencies and commodities, though not always at the same time—and may take both long and short positions in these markets.

Event Driven—This Strategy seeks to take advantage of information inefficiencies resulting from particular market events or themes. As part of this Strategy, the Fund may take long positions, or both long and short positions, in sectors or countries or in accordance with investment themes to attempt to exploit these inefficiencies. The goal of the Strategy is to profit when the price of an instrument changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The Adviser will use fundamental and quantitative analysis to seek to take advantage of specific events, and may do so through almost any type of securities or instruments, including equity securities, fixed-income securities, currencies or commodities. At those times when the Adviser has not identified any events or themes that it believes the Fund can effectively take advantage of, no Fund assets will be allocated to this Strategy.

In pursuing these Strategies, the Fund expects to invest in a wide range of securities and financial instruments, including equity and fixed-income securities and related derivatives transactions, such as options, futures, forwards and swaps. The Fund’s fixed-income investments may be of any quality or maturity and include corporate obligations, obligations of US and foreign governments, and mortgage-backed or other types of asset-backed securities. The Fund may also invest in REITS, currencies and currency derivatives, and commodity derivatives. Some of the Strategies will frequently be implemented through sector-based and index-based derivatives or exchange-traded funds, rather than through specific securities or derivatives related to specific securities.

Derivatives, such as options, futures, forwards and swaps, may provide more efficient and economical exposure to market segments than direct investments. The Fund’s

2	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

market exposures may at times be achieved almost entirely through the use of derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. The Fund’s use of derivatives is expected to create aggregate notional exposure substantially in excess of the Fund’s net assets, effectively leveraging the Fund. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term US government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands

(the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and foreign currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 10 shows the Fund’s performance compared to its

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	3

benchmark, the Bloomberg Barclays 3-Month Treasury Bill Index, and to the Lipper Alternative Multi-Strategy Funds Average (the “Lipper Average”), for the six- and 12-month periods ended October 31, 2016. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During both periods, all share classes outperformed the benchmark before sales charges, as well as the Lipper Average. Within the Fund’s Equity Hedge Strategy, single stock selection detracted, while country allocation contributed, relative to the benchmark. Within the Relative Value Strategy, developed-market currencies, emerging-market currencies and fixed-income positions contributed, while commodities detracted. In the Macro Strategy, long positions in sovereign bonds, equity index futures and emerging-market currencies added to performance. The Fund did not undertake any Event Driven positions.

The Fund utilized derivatives for hedging and investment purposes, including currency forwards, interest rate swaps and variance swaps, which contributed to absolute performance during both periods, while Treasury futures and purchased options detracted. Total return swaps and written options added during the six-month period, but detracted during the 12-month period.

Market Review and Investment Strategy

The beginning of the 12-month period ended October 31, 2016 was characterized by above-average volatility levels arising from concerns surrounding emerging-market growth levels, central bank policies and oil prices. Although there was a subsequent recovery, risk assets sold off sharply again in early 2016 before bottoming out in February. Central banks responded as the Bank of Japan enacted negative interest rates and the US Federal Reserve (the “Fed”) delayed future rate hikes, and markets rebounded very quickly. Volatility levels decreased in the spring, before spiking again in June when the UK decided to leave the European Union in its “Brexit” referendum. However, following the vote, risk levels quickly dropped, and the markets sharply recovered once more.

Over the course of the 12-month period, the Fund’s Senior Investment Management Team (the “Team”) reduced overall exposure to some portions of the Relative Value Strategy, such as investments in developed-market fixed income, while it increased exposure to commodities, developed-market currencies and emerging-market currencies. Within the Equity Hedge Strategy, the Team reduced exposure through individual stocks and increased exposure to indices during both periods. The Team also made several Macro investments in European sovereign debt and emerging-market currencies.

4	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Over the third quarter of 2016, markets were primarily focused on monetary policy. Trading in September was frequently influenced by investors’ interpretation of signals from the Fed about a potential rise in interest rates, which was ultimately delayed. Furthermore, markets declined in late October as a result of the political uncertainty surrounding the US election.

On November 8, 2016, Donald Trump was elected as the 45th

president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 3-Month Treasury Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 3-Month Treasury Bill Index represents the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different Strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value (“NAV”) when one of these asset classes is performing better or worse than others.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund intends to use leveraging techniques to a significant extent, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Event Driven Risk: Event Driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	9

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Alternative Return Portfolio*
Class A	3.32%	4.73%

Class C	2.95%	3.93%

Advisor Class†	3.41%	5.03%

Bloomberg Barclays 3-Month Treasury Bill Index	0.18%	0.32%

Lipper Alternative Multi-Strategy Funds Average	0.91%	-0.04%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America. Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by 2.71% for the year ended October 31, 2016.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/9/15* TO 10/31/16

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Alternative Return Portfolio’s Class A shares (from 3/9/15* to 10/31/16) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 3/9/2015.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

10	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.73%	0.24%
Since Inception*	1.72%	-0.91%

Class C Shares
1 Year	3.93%	2.93%
Since Inception*	0.93%	0.93%

Advisor Class Shares†
1 Year	5.03%	5.03%
Since Inception*	1.96%	1.96%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-2.19%
Since Inception*		-2.14%

Class C Shares
1 Year		0.36%
Since Inception*		-0.17%

Advisor Class Shares†
1 Year		2.46%
Since Inception*		0.86%

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance and footnotes continued on next page)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	11

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 3.64%, 4.44% and 3.39% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than advisory fees of any AB mutual funds in which Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.55%, 2.30% and 1.30% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Advisor may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 3/9/2015.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

12	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,033.20	$7.51	1.47%	$7.92	1.55%
Hypothetical**	$1,000	$1,017.75	$7.46	1.47%	$7.86	1.55%
Class C
Actual	$1,000	$1,029.50	$11.33	2.22%	$11.73	2.30%
Hypothetical**	$1,000	$1,013.98	$11.24	2.22%	$11.64	2.30%

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	13

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,034.10	$6.24	1.22%	$6.65	1.30%
Hypothetical**	$1,000	$1,019.00	$6.19	1.22%	$6.60	1.30%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period), respectively.
**	Assumes 5% annual return before expenses.
+	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $18.5

TEN LARGEST HOLDINGS†

October 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Alphabet, Inc. – Class A & C	$124,341	0.7%
Apple, Inc.	119,217	0.7
Amazon.com, Inc.	111,365	0.6
Microsoft Corp.	110,432	0.6
HSBC Holdings PLC	95,909	0.5
JPMorgan Chase & Co.	84,220	0.5
Wal-Mart Stores, Inc.	84,164	0.5
Royal Bank of Canada	82,094	0.4
Procter & Gamble Co. (The)	81,592	0.4
PepsiCo, Inc.	80,936	0.4
	$974,270	5.3%

*	All data are as of October 31, 2016. The Fund’s asset class breakdown includes derivatives exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	15

Portfolio Summary and Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 43.8%
Consumer Discretionary – 5.5%
Auto Components – 0.3%
BorgWarner, Inc.	986	$35,338
Koito Manufacturing Co., Ltd.	600	31,501

		66,839

Automobiles – 0.7%
Guangzhou Automobile Group Co., Ltd. – Class H	30,000	36,228
Peugeot SA(a)	2,195	32,870
Toyota Motor Corp.	1,000	58,007

		127,105

Hotels, Restaurants & Leisure – 0.8%
Compass Group PLC	3,507	63,457
Sands China Ltd.	7,200	31,246
Yum! Brands, Inc.	739	63,761

		158,464

Household Durables – 0.8%
Newell Brands, Inc.	909	43,650
PulteGroup, Inc.	1,694	31,509
Sony Corp.	2,100	66,188

		141,347

Internet & Direct Marketing Retail – 1.0%
Amazon.com, Inc.(a)	141	111,365
Priceline Group, Inc. (The)(a)	47	69,289

		180,654

Leisure Products – 0.2%
Yamaha Corp.	1,300	46,448

Media – 0.4%
CBS Corp. – Class B	897	50,788
Scripps Networks Interactive, Inc. – Class A	403	25,937

		76,725

Multiline Retail – 0.2%
Dollarama, Inc.	423	31,609

Specialty Retail – 0.9%
Best Buy Co., Inc.	838	32,607
Home Depot, Inc. (The)	390	47,584
Industria de Diseno Textil SA	1,160	40,475
TJX Cos., Inc. (The)	554	40,857

		161,523

Textiles, Apparel & Luxury Goods – 0.2%
PVH Corp.	299	31,987

		1,022,701

Consumer Staples – 4.1%
Beverages – 1.0%
Constellation Brands, Inc. – Class A	389	65,010
PepsiCo, Inc.	755	80,936

16	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Treasury Wine Estates Ltd.	3,764	$30,685

		176,631

Food & Staples Retailing – 0.9%
Koninklijke Ahold Delhaize NV	2,116	48,271
Wal-Mart Stores, Inc.	1,202	84,164
Wesfarmers Ltd.	949	29,551

		161,986

Food Products – 1.4%
Aryzta AG(a)	1,227	53,916
Bunge Ltd.	661	40,989
Danone SA	582	40,366
Kraft Heinz Co. (The)	738	65,645
Tyson Foods, Inc. – Class A	941	66,670

		267,586

Household Products – 0.8%
Procter & Gamble Co. (The)	940	81,592
Reckitt Benckiser Group PLC	731	65,396

		146,988

		753,191

Energy – 3.8%
Energy Equipment & Services – 0.6%
Halliburton Co.	1,093	50,278
Technip SA	506	33,583
Tenaris SA	2,269	32,092

		115,953

Oil, Gas & Consumable Fuels – 3.2%
BP PLC	9,650	57,048
Caltex Australia Ltd.	1,281	29,818
Cenovus Energy, Inc.	2,110	30,440
Chevron Corp.	771	80,762
Devon Energy Corp.	871	33,002
Enbridge, Inc.	749	32,343
EOG Resources, Inc.	539	48,736
Exxon Mobil Corp.	665	55,408
Galp Energia SGPS SA	1,673	22,683
Neste Oyj	761	32,831
Pioneer Natural Resources Co.	225	40,280
Royal Dutch Shell PLC – Class A	989	24,633
Royal Dutch Shell PLC – Class B	949	24,477
Statoil ASA	1,843	30,089
TransCanada Corp.	1,034	46,809

		589,359

		705,312

Financials – 7.4%
Banks – 4.6%
Australia & New Zealand Banking Group Ltd.	2,616	55,238
Bank of America Corp.	2,929	48,329
BNP Paribas SA	811	47,024

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

China Construction Bank Corp. – Class H	77,000	$56,229
Citigroup, Inc.	856	42,072
Fifth Third Bancorp	1,662	36,165
HSBC Holdings PLC	12,735	95,909
JPMorgan Chase & Co.	1,216	84,220
KeyCorp	3,296	46,540
Mitsubishi UFJ Financial Group, Inc.	7,600	39,215
Regions Financial Corp.	3,291	35,247
Royal Bank of Canada	1,314	82,094
Societe Generale SA	1,140	44,469
Standard Chartered PLC(a)	7,244	62,993
Suruga Bank Ltd.	1,700	41,502
UniCredit SpA	13,219	32,804

		850,050

Capital Markets – 0.8%
Ameriprise Financial, Inc.	405	35,798
Macquarie Group Ltd.	677	40,924
Nasdaq, Inc.	616	39,406
S&P Global, Inc.	334	40,698

		156,826

Consumer Finance – 0.4%
American Express Co.	628	41,712
Discover Financial Services	600	33,798

		75,510

Diversified Financial Services – 0.7%
Challenger Ltd./Australia	5,758	47,005
Pargesa Holding SA	710	47,661
Voya Financial, Inc.	1,099	33,574

		128,240

Insurance – 0.9%
Aflac, Inc.	550	37,878
Loews Corp.	1,572	67,643
Prudential Financial, Inc.	625	52,994

		158,515

		1,369,141

Health Care – 4.6%
Biotechnology – 1.0%
AbbVie, Inc.	507	28,280
Actelion Ltd. (REG)(a)	186	26,876
Amgen, Inc.	466	65,781
Biogen, Inc.(a)	88	24,656
Gilead Sciences, Inc.	530	39,024

		184,617

Health Care Equipment & Supplies – 0.9%
Baxter International, Inc.	1,236	58,821
Cochlear Ltd.	313	30,411
Edwards Lifesciences Corp.(a)	416	39,612
Zimmer Biomet Holdings, Inc.	454	47,852

		176,696

18	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.9%
Aetna, Inc.	273	$29,306
Laboratory Corp. of America Holdings(a)	302	37,853
Quest Diagnostics, Inc.	712	57,985
UnitedHealth Group, Inc.	236	33,354

		158,498

Life Sciences Tools & Services – 0.4%
Lonza Group AG (REG)(a)	218	41,137
Mettler-Toledo International, Inc.(a)	84	33,943

		75,080

Pharmaceuticals – 1.4%
Astellas Pharma, Inc.	2,700	40,073
GlaxoSmithKline PLC	2,767	54,660
Johnson & Johnson	410	47,556
Merck & Co., Inc.	913	53,612
Pfizer, Inc.	2,220	70,396

		266,297

		861,188

Industrials – 6.4%
Aerospace & Defense – 0.7%
Raytheon Co.	464	63,387
Thales SA	632	59,462

		122,849

Air Freight & Logistics – 0.4%
United Parcel Service, Inc. – Class B	608	65,518

Airlines – 0.1%
Japan Airlines Co., Ltd.	900	26,561

Building Products – 0.5%
AO Smith Corp.	678	30,625
Daikin Industries Ltd.	600	57,498

		88,123

Construction & Engineering – 0.9%
Brookfield Business Partners LP	19	441
Skanska AB – Class B	2,522	54,769
SNC-Lavalin Group, Inc.	978	39,738
Vinci SA	865	62,643

		157,591

Electrical Equipment – 0.5%
ABB Ltd. (REG)(a)	2,631	54,279
Schneider Electric SE (Paris)	593	39,879

		94,158

Industrial Conglomerates – 0.3%
3M Co.	366	60,500

Machinery – 1.3%
Atlas Copco AB – Class A	1,684	49,333

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hitachi Construction Machinery Co., Ltd.	2,100	$43,928
Illinois Tool Works, Inc.	361	40,999
Komatsu Ltd.	2,500	55,648
Parker-Hannifin Corp.	418	51,309

		241,217

Professional Services – 0.5%
Experian PLC	3,166	60,865
RELX PLC	2,165	38,645

		99,510

Road & Rail – 0.3%
Union Pacific Corp.	680	59,962

Trading Companies & Distributors – 0.6%
Ashtead Group PLC	1,957	30,493
Mitsui & Co., Ltd.	3,100	42,951
United Rentals, Inc.(a)	496	37,527

		110,971

Transportation Infrastructure – 0.3%
Aena SA(b)	346	50,701

		1,177,661

Information Technology – 7.4%
Communications Equipment – 0.4%
Cisco Systems, Inc.	2,610	80,075

Electronic Equipment, Instruments & Components – 0.2%
Hexagon AB – Class B	996	34,852

Internet Software & Services – 1.0%
Alphabet, Inc. – Class A(a)	77	62,362
Alphabet, Inc. – Class C(a)	79	61,979
Facebook, Inc. – Class A(a)	455	59,600

		183,941

IT Services – 0.7%
Accenture PLC – Class A	418	48,589
International Business Machines Corp.	261	40,113
Western Union Co. (The) – Class W	2,287	45,900

		134,602

Semiconductors & Semiconductor Equipment – 1.8%
Applied Materials, Inc.	1,760	51,181
Lam Research Corp.	587	56,857
Micron Technology, Inc.(a)	1,474	25,294
NVIDIA Corp.	998	71,017
QUALCOMM, Inc.	752	51,677
Texas Instruments, Inc.	962	68,158

		324,184

20	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.4%
Adobe Systems, Inc.(a)	611	$65,689
CA, Inc.	1,181	36,304
Microsoft Corp.	1,843	110,432
Open Text Corp.	663	41,165
Oracle Corp.	1,071	41,148
Sage Group PLC (The)	5,137	45,323
SAP SE	560	49,336
VMware, Inc. – Class A(a)	760	59,736

		449,133

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	1,050	119,217
HP, Inc.	3,006	43,557

		162,774

		1,369,561

Materials – 2.0%
Chemicals – 0.9%
Hitachi Chemical Co., Ltd.	1,900	44,416
LyondellBasell Industries NV – Class A	410	32,615
Sherwin-Williams Co. (The)	153	37,464
Umicore SA	992	60,296

		174,791

Construction Materials – 0.3%
CRH PLC	1,452	47,138

Containers & Packaging – 0.4%
CCL Industries, Inc. – Class H	179	31,834
International Paper Co.	880	39,626

		71,460

Metals & Mining – 0.4%
Teck Resources Ltd. – Class B	1,756	37,914
thyssenkrupp AG	1,504	34,897

		72,811

		366,200

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 0.4%
Gecina SA	219	31,930
Japan Prime Realty Investment Corp.	11	47,505

		79,435

Real Estate Management & Development – 0.6%
Daito Trust Construction Co., Ltd.	300	50,274
Wheelock & Co., Ltd.	8,000	49,233

		99,507

		178,942

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	1,837	$67,583

Wireless Telecommunication Services – 0.4%
KDDI Corp.	1,700	51,669
Sprint Corp.(a)	4,683	28,847

		80,516

		148,099

Utilities – 0.8%
Electric Utilities – 0.2%
CLP Holdings Ltd.	4,000	40,660

Gas Utilities – 0.4%
Gas Natural SDG SA	1,592	31,338
UGI Corp.	1,108	51,289

		82,627

Independent Power and Renewable Electricity Producers – 0.2%
AES Corp./VA	2,725	32,073

		155,360

Total Common Stocks (cost $7,940,264)		8,107,356

SHORT-TERM INVESTMENTS – 36.0%
Investment Companies – 33.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(c)(d) (cost $6,170,855)	6,170,855	6,170,855

	Principal Amount (000)
U.S. Treasury Bills – 2.7%
U.S. Treasury Bill Zero Coupon, 1/26/17(e) (cost $499,612)	$500	499,612

Total Short-Term Investments (cost $6,670,467)		6,670,467

Total Investments – 79.8% (cost $14,610,731)		14,777,823
Other assets less liabilities – 20.2%		3,743,909

Net Assets – 100.0%		$18,521,732

22	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	19	December 2016	$2,749,609	$2,748,269	$(1,340)
Amsterdam Index Futures	3	November 2016	297,190	297,183	(7)
CAC 40 10 Euro Futures	18	November 2016	891,574	890,462	(1,112)
Coffee ‘C’ Futures	2	December 2016	113,294	123,113	9,819
DAX Index Futures	3	December 2016	864,690	879,051	14,361
FTSE 100 Index Futures	7	December 2016	600,968	593,677	(7,291)
FTSE/MIB Index Futures	2	December 2016	179,432	187,803	8,371
Gasoline RBOB Futures	6	November 2016	364,823	357,714	(7,109)
Gold 100 OZ Futures	5	December 2016	646,772	636,550	(10,222)
Hang Seng Index Futures	2	November 2016	301,937	295,337	(6,600)
IBEX 35 Index Futures	3	November 2016	290,721	300,572	9,851
LME Copper Futures	6	December 2016	716,456	727,350	10,894
LME Lead Futures	1	December 2016	51,934	51,475	(459)
LME Nickel Futures	2	December 2016	122,280	125,466	3,186
LME Primary Aluminum Futures	16	December 2016	689,749	693,400	3,651
LME Tin Futures	5	December 2016	500,640	519,625	18,985
LME Zinc Futures	1	December 2016	60,459	61,450	991
Low SU Gasoil Futures	14	December 2016	645,525	617,750	(27,775)
MSCI Singapore IX ETS Futures	53	November 2016	1,189,514	1,174,095	(15,419)
OMXS 30 Index Futures	81	November 2016	1,304,392	1,295,647	(8,745)
Silver Futures	1	December 2016	87,203	88,980	1,777
Soybean Futures	4	January 2017	204,212	202,350	(1,862)
Soybean Meal Futures	6	December 2016	181,558	189,660	8,102
Soybean Oil Futures	10	December 2016	200,580	211,020	10,440
Sugar 11 (World) Futures	17	February 2017	443,048	410,693	(32,355)
TOPIX Index Futures	6	December 2016	768,822	798,131	29,309
U.S. T-Note 10 Yr (CBT) Futures	61	December 2016	7,944,427	7,907,125	(37,302)

Sold Contracts
10 Yr Australian Bond Futures	65	December 2016	6,658,389	6,557,580	100,809
10 Yr Canadian Bond Futures	45	December 2016	4,870,037	4,851,935	18,102
Brent Crude Oil Futures	10	November 2016	513,802	486,100	27,702
Corn Futures	16	December 2016	255,153	283,800	(28,647)
Cotton No.2 Futures	5	December 2016	165,309	172,150	(6,841)
Euro-Bund Futures	28	December 2016	5,046,025	4,984,621	61,404
KC HRW Wheat Futures	14	December 2016	299,609	290,325	9,284
Lean Hogs Futures	8	December 2016	149,896	153,440	(3,544)
Live Cattle Futures	6	December 2016	250,782	247,980	2,802
LME Copper Futures	8	December 2016	946,401	969,800	(23,399)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	23

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
LME Lead Futures	2	December 2016	$103,706	$102,950	$756
LME Primary Aluminum Futures	12	December 2016	491,295	520,050	(28,755)
LME Tin Futures	2	December 2016	207,654	207,850	(196)
LME Zinc Futures	5	December 2016	290,547	307,250	(16,703)
Long Gilt Futures	31	December 2016	4,883,899	4,755,904	127,995
Mini MSCI EAFE Futures	36	December 2016	3,038,283	2,998,260	40,023
NY Harbor ULSD Futures	2	November 2016	133,539	126,328	7,211
Platinum Futures	8	January 2017	385,436	391,440	(6,004)
S&P 500 E Mini Futures	65	December 2016	7,027,697	6,890,325	137,372
S&P/TSX 60 Index Futures	10	December 2016	1,267,187	1,292,030	(24,843)
SPI 200 Futures	30	December 2016	3,089,879	3,018,076	71,803
Wheat (CBT) Futures	12	December 2016	243,002	249,750	(6,748)
WTI Crude Futures	9	November 2016	443,658	421,740	21,918

					$453,640

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	13,726	USD	204	12/15/16	$(205)
Barclays Bank PLC	PHP	63,188	USD	1,335	12/15/16	34,355
Barclays Bank PLC	PHP	59,155	USD	1,217	12/15/16	(610)
Barclays Bank PLC	USD	900	NOK	7,307	12/15/16	(15,663)
BNP Paribas SA	USD	320	ARS	4,955	11/14/16	4,865
BNP Paribas SA	CLP	117,090	USD	175	12/15/16	(3,368)
BNP Paribas SA	NOK	7,307	USD	904	12/15/16	20,017
BNP Paribas SA	TWD	87,783	USD	2,816	12/15/16	33,390
BNP Paribas SA	USD	931	IDR	12,271,026	12/15/16	4,572
BNP Paribas SA	USD	1,583	MYR	6,489	12/15/16	(40,003)
BNP Paribas SA	USD	346	ARS	5,500	12/27/16	5,290
BNP Paribas SA	USD	249	ARS	3,982	1/23/17	1,057
Deutsche Bank AG	BRL	1,479	USD	465	11/03/16	1,587
Deutsche Bank AG	USD	442	BRL	1,479	11/03/16	21,334
Goldman Sachs Bank USA	USD	287	BRL	943	12/15/16	4,701
Morgan Stanley & Co., Inc.	BRL	73	USD	23	12/02/16	59
Morgan Stanley & Co., Inc.	BRL	345	USD	107	12/15/16	306
Morgan Stanley & Co., Inc.	CAD	1,103	USD	824	12/15/16	1,284
Morgan Stanley & Co., Inc.	COP	397,249	USD	132	12/15/16	711
Morgan Stanley & Co., Inc.	PEN	7,013	USD	2,063	12/15/16	(12,029)
Morgan Stanley & Co., Inc.	TWD	16,315	USD	516	12/15/16	(996)
Morgan Stanley & Co., Inc.	USD	136	CLP	88,853	12/15/16	(711)
Morgan Stanley & Co., Inc.	USD	1,094	CNY	7,441	12/15/16	(40)
Morgan Stanley & Co., Inc.	USD	779	COP	2,259,495	12/15/16	(32,227)
Morgan Stanley & Co., Inc.	USD	58	PEN	194	12/15/16	(73)
Morgan Stanley & Co., Inc.	USD	344	RUB	21,960	12/15/16	(937)
Standard Chartered Bank	KRW	190,259	USD	174	12/15/16	7,381
Standard Chartered Bank	USD	1,937	INR	130,338	12/15/16	5,547
State Street Bank & Trust Co.	BRL	1,479	USD	457	11/03/16	(6,581)

24	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	BRL	892	USD	273	12/02/16	$(4,008)
State Street Bank & Trust Co.	USD	290	BRL	966	12/02/16	9,652
State Street Bank & Trust Co.	AUD	781	USD	598	12/15/16	4,658
State Street Bank & Trust Co.	AUD	1,424	USD	1,078	12/15/16	(3,900)
State Street Bank & Trust Co.	CAD	1,099	USD	841	12/15/16	21,420
State Street Bank & Trust Co.	CHF	2,998	USD	3,075	12/15/16	37,720
State Street Bank & Trust Co.	CLP	494,821	USD	721	12/15/16	(34,474)
State Street Bank & Trust Co.	CNY	14,958	USD	2,227	12/15/16	28,063
State Street Bank & Trust Co.	COP	1,701,547	USD	578	12/15/16	15,904
State Street Bank & Trust Co.	CZK	54,225	USD	2,247	12/15/16	38,121
State Street Bank & Trust Co.	EUR	1,186	USD	1,330	12/15/16	25,895
State Street Bank & Trust Co.	EUR	247	USD	270	12/15/16	(1,810)
State Street Bank & Trust Co.	GBP	938	USD	1,238	12/15/16	90,030
State Street Bank & Trust Co.	GBP	550	USD	670	12/15/16	(3,216)
State Street Bank & Trust Co.	HKD	277	USD	36	12/15/16	15
State Street Bank & Trust Co.	HUF	55,904	USD	206	12/15/16	6,684
State Street Bank & Trust Co.	HUF	217,164	USD	771	12/15/16	(1,144)
State Street Bank & Trust Co.	IDR	19,749,628	USD	1,513	12/15/16	7,569
State Street Bank & Trust Co.	INR	24,449	USD	364	12/15/16	(202)
State Street Bank & Trust Co.	JPY	10,592	USD	105	12/15/16	3,509
State Street Bank & Trust Co.	KRW	738,144	USD	661	12/15/16	16,020
State Street Bank & Trust Co.	MXN	6,563	USD	338	12/15/16	(7,519)
State Street Bank & Trust Co.	MYR	9,183	USD	2,210	12/15/16	26,091
State Street Bank & Trust Co.	NOK	21,018	USD	2,597	12/15/16	53,213
State Street Bank & Trust Co.	NZD	384	USD	284	12/15/16	10,230
State Street Bank & Trust Co.	NZD	393	USD	280	12/15/16	(934)
State Street Bank & Trust Co.	PEN	1,212	USD	362	12/15/16	3,730
State Street Bank & Trust Co.	PHP	18,544	USD	395	12/15/16	13,252
State Street Bank & Trust Co.	SEK	18,618	USD	2,196	12/15/16	130,526
State Street Bank & Trust Co.	SGD	123	USD	91	12/15/16	2,903
State Street Bank & Trust Co.	THB	71,696	USD	2,055	12/15/16	7,857
State Street Bank & Trust Co.	TRY	799	USD	255	12/15/16	(716)
State Street Bank & Trust Co.	TWD	22,140	USD	701	12/15/16	(1,130)
State Street Bank & Trust Co.	USD	678	AUD	902	12/15/16	7,669
State Street Bank & Trust Co.	USD	156	AUD	203	12/15/16	(1,603)
State Street Bank & Trust Co.	USD	52	BRL	171	12/15/16	450
State Street Bank & Trust Co.	USD	2,145	CAD	2,824	12/15/16	(38,541)
State Street Bank & Trust Co.	USD	25	CHF	25	12/15/16	103
State Street Bank & Trust Co.	USD	708	CHF	691	12/15/16	(7,792)
State Street Bank & Trust Co.	USD	109	CLP	73,222	12/15/16	2,808
State Street Bank & Trust Co.	USD	3,638	CNY	24,505	12/15/16	(34,632)
State Street Bank & Trust Co.	USD	250	COP	750,164	12/15/16	(2,256)
State Street Bank & Trust Co.	USD	99	CZK	2,440	12/15/16	353
State Street Bank & Trust Co.	USD	692	EUR	631	12/15/16	1,932
State Street Bank & Trust Co.	USD	908	EUR	808	12/15/16	(19,914)
State Street Bank & Trust Co.	USD	45	GBP	37	12/15/16	42
State Street Bank & Trust Co.	USD	474	GBP	381	12/15/16	(7,436)
State Street Bank & Trust Co.	USD	36	HKD	277	12/15/16	– 0	–
State Street Bank & Trust Co.	USD	730	IDR	9,752,418	12/15/16	14,073
State Street Bank & Trust Co.	USD	425	INR	28,873	12/15/16	5,247
State Street Bank & Trust Co.	USD	270	JPY	28,307	12/15/16	451
State Street Bank & Trust Co.	USD	2,242	JPY	230,365	12/15/16	(41,745)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	25

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	1,782	MXN	34,525	12/15/16	$36,469
State Street Bank & Trust Co.	USD	206	MXN	3,801	12/15/16	(5,415)
State Street Bank & Trust Co.	USD	321	MYR	1,285	12/15/16	(15,117)
State Street Bank & Trust Co.	USD	868	NOK	7,203	12/15/16	3,956
State Street Bank & Trust Co.	USD	501	NOK	4,130	12/15/16	(1,276)
State Street Bank & Trust Co.	USD	1,320	NZD	1,851	12/15/16	830
State Street Bank & Trust Co.	USD	1,000	NZD	1,369	12/15/16	(22,400)
State Street Bank & Trust Co.	USD	1,334	PEN	4,574	12/15/16	19,810
State Street Bank & Trust Co.	USD	2,286	PHP	110,840	12/15/16	(4,781)
State Street Bank & Trust Co.	USD	337	PLN	1,333	12/15/16	2,622
State Street Bank & Trust Co.	USD	2,390	PLN	9,179	12/15/16	(52,152)
State Street Bank & Trust Co.	USD	495	RUB	31,215	12/15/16	(8,307)
State Street Bank & Trust Co.	USD	851	SEK	7,608	12/15/16	(6,808)
State Street Bank & Trust Co.	USD	41	SGD	56	12/15/16	(509)
State Street Bank & Trust Co.	USD	223	THB	7,805	12/15/16	57
State Street Bank & Trust Co.	USD	2,114	THB	73,628	12/15/16	(12,074)
State Street Bank & Trust Co.	USD	252	TRY	781	12/15/16	(2,067)
State Street Bank & Trust Co.	USD	1,106	TWD	34,726	12/15/16	(5,403)
State Street Bank & Trust Co.	ZAR	10,761	USD	768	12/15/16	(23,630)

						$310,036

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	SEK	9,290	6/30/26	0.843%	3 Month STIBOR	$(6,534)
Morgan Stanley & Co., LLC/(CME Group)		9,290	6/30/26	3 Month STIBOR	0.843%	12,617
Morgan Stanley & Co., LLC/(CME Group)	NOK	7,960	6/30/26	1.373%	6 Month NIBOR	(4,444)
Morgan Stanley & Co., LLC/(CME Group)		7,960	6/30/26	6 Month NIBOR	1.373%	(22,525)
Morgan Stanley & Co., LLC/(CME Group)	SEK	3,100	7/21/26	0.698%	3 Month STIBOR	(1,475)
Morgan Stanley & Co., LLC/(CME Group)		3,100	7/21/26	3 Month STIBOR	0.698%	(1,227)
Morgan Stanley & Co., LLC/(CME Group)	NOK	2,060	7/21/26	1.318%	6 Month NIBOR	(912)
Morgan Stanley & Co., LLC/(CME Group)		2,060	7/21/26	6 Month NIBOR	1.318%	(7,252)

26	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NOK	5,980	7/27/26	1.355%	6 Month NIBOR	$(2,561)
Morgan Stanley & Co., LLC/(CME Group)	5,980	7/27/26	6 Month NIBOR	1.355%	(18,553)
Morgan Stanley & Co., LLC/(CME Group)	28,370	8/16/26	6 Month NIBOR	1.375%	(86,138)
Morgan Stanley & Co., LLC/(CME Group)	11,180	8/16/26	1.375%	6 Month NIBOR	(3,876)
Morgan Stanley & Co., LLC/(CME Group)	CHF	1,420	8/16/26	6 Month LIBOR	-0.353%	(35,490)
Morgan Stanley & Co., LLC/(CME Group)	NOK	8,020	9/06/26	6 Month NIBOR	1.388%	(23,201)
Morgan Stanley & Co., LLC/(CME Group)	3,650	9/27/26	6 Month NIBOR	1.473%	(7,240)
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,130	9/27/26	3 Month BKBM	2.505%	(22,482)
Morgan Stanley & Co., LLC/(CME Group)	NOK	17,970	10/11/26	6 Month NIBOR	1.570%	(16,489)
Morgan Stanley & Co., LLC/(CME Group)	CHF	2,320	10/11/26	6 Month LIBOR	-0.195%	(21,031)
Morgan Stanley & Co., LLC/(CME Group)	NOK	3,780	10/18/26	6 Month NIBOR	1.583%	(2,945)
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,370	10/18/26	3 Month BKBM	2.665%	(13,975)
Morgan Stanley & Co., LLC/(CME Group)	CHF	150	10/18/26	6 Month LIBOR	-0.155%	(845)
Morgan Stanley & Co., LLC/(CME Group)	SEK	9,270	11/02/26	0.795%	3 Month STIBOR	(281)
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,860	11/02/26	3 Month BKBM	2.825%	– 0	–
Morgan Stanley & Co., LLC/(CME Group)	CHF	850	11/02/26	6 Month LIBOR	-0.103%	235

$(286,624)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	27

Consolidated Portfolio of Investments

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Notional Amount (000)			Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
S&P 500 Index 1/20/17*	17.55%	$	– 0	–**	$(1,737)	$	– 0	–	$(1,737)
Deutsche Bank AG
Euro STOXX 50 Index 1/20/17*	23.35	EUR	– 0	–**	(865)		– 0	–	(865)
JPMorgan Chase Bank, NA
S&P/ASX 200 Index 1/19/17*	15.10	AUD	– 0	–**	774		– 0	–	774
Morgan Stanley & Co. International PLC
S&P/TSX 60 Index 1/20/17*	16.50	CAD	– 0	–**	(1,950)		– 0	–	(1,950)

Sale Contracts
Bank of America, NA
S&P/ASX 200 Index 11/17/16*	13.00	AUD	– 0	–**	(1,688)		– 0	–	(1,688)
Citibank, NA
S&P 500 Index 11/18/16*	16.65	$	– 0	–**	3,910		– 0	–	3,910
Credit Suisse International
Euro STOXX 50 Index 11/18/16*	17.20	EUR	– 0	–**	(126)		– 0	–	(126)
Goldman Sachs International
S&P 500 Index 11/18/16*	13.60	$	– 0	–**	(2,368)		– 0	–	(2,368)
Morgan Stanley & Co. International PLC
S&P/TSX 60 Index 11/18/16*	12.30	CAD	– 0	–**	667		– 0	–	667

					$(3,383)	$	– 0	–	$(3,383)

*	Termination date
**	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the market value of this security amounted to $50,701 or 0.3% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

28	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CAC – Cotation Assistée en Continu (Continuous Assisted Quotation)

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

KC HRW – Kansas City Hard Red Winter

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	29

Consolidated Portfolio of Investments

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Untra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

30	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,439,876)	$8,606,968
Affiliated issuers (cost $6,170,855)	6,170,855
Cash	284,311
Cash collateral due from broker	2,375,467
Foreign currencies, at value (cost $195,246)	185,732
Unrealized appreciation on forward currency exchange contracts	796,390
Receivable for variation margin on exchange-traded derivatives	740,335
Receivable due from Adviser	82,514
Unaffiliated dividends and interest receivable	13,403
Unrealized appreciation on variance swaps	5,351
Receivable for terminated total return swaps	6,462
Receivable for terminated centrally cleared interest rate swaps	3,262
Affiliated dividends receivable	1,480

Total assets	19,272,530

Liabilities
Unrealized depreciation on forward currency exchange contracts	486,354
Audit and tax fee payable	97,343
Payable for terminated interest rate swaps	73,881
Custody fee payable	45,272
Unrealized depreciation on variance swaps	8,734
Transfer Agent fee payable	4,501
Distribution fee payable	10
Accrued expenses	34,703

Total liabilities	750,798

Net Assets	$18,521,732

Composition of Net Assets
Capital stock, at par	$180
Additional paid-in capital	18,442,891
Undistributed net investment income	2,727,665
Accumulated net realized loss on investment and foreign currency transactions	(3,284,978)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	635,974

$18,521,732

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,249	1,000	$10.25	*

C	$10,121	1,000	$10.12

Advisor	$18,501,362	1,798,000	$10.29

*	The maximum offering price per share for Class A shares was $10.70 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	31

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,599)	$159,178
Affiliated issuers	21,762
Interest (net of foreign taxes withheld of $885)	3,426	$184,366

Expenses
Advisory fee (see Note B)	177,832
Distribution fee—Class A	25
Distribution fee—Class C	98
Transfer agency—Class A	10
Transfer agency—Class C	15
Transfer agency—Advisor Class	18,051
Custodian	161,075
Audit and tax	98,476
Administrative	63,642
Amortization of offering expenses	36,566
Legal	31,264
Directors’ fees	23,718
Printing	17,098
Miscellaneous	39,766

Total expenses before interest expense	667,636
Interest expense	1,267

Total expenses	668,903
Less: expenses waived and reimbursed by the Adviser (see Note B)	(442,461)

Net expenses		226,442

Net investment loss		(42,076)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		467,101
Futures		(1,917,332)
Options written		(41,790)
Swaps		(250,126)
Foreign currency transactions		811,250
Net change in unrealized appreciation/depreciation of:
Investments		178,183
Futures		1,047,062
Options written		3,101
Swaps		(2,718)
Foreign currency denominated assets and liabilities		154,318

Net gain on investment and foreign currency transactions		449,049

Contributions from Affiliates (see Note B)		478,462

Net Increase in Net Assets from Operations		$885,435

See notes to consolidated financial statements.

32	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016		March 9, 2015(a) to October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(42,076)		$(141,125)
Net realized gain (loss) on investment and foreign currency transactions	(930,897)		561,895
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,379,946		(743,972)
Contributions from Affiliates (see Note B)	478,462		– 0	–

Net increase (decrease) in net assets from operations	885,435		(323,202)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(23)		– 0	–
Class C	(23)		– 0	–
Advisor Class	(40,455)		– 0	–
Capital Stock Transactions
Net increase	– 0	–	18,000,000

Total increase	844,934		17,676,798
Net Assets
Beginning of period	17,676,798		– 0	–

End of period (including undistributed net investment income of $2,727,665 and $130,252, respectively)	$18,521,732		$17,676,798

(a)	Commencement of operations.

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	33

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Alternative Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Alternative Return (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary commenced operations on March 9, 2015. The Fund is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2016, net assets of the Fund were $18,521,732, of which $1,143,573, or 6%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Alternative Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. No classes are being publicly offered. Class B, Class R, Class K, Class I, Class Z, Class 1 or Class 2 shares have not been issued. As of October 31, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make

34	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	35

Notes to Consolidated Financial Statements

mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the

36	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	37

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$616,281		$406,420		$	– 0	–	$1,022,701
Consumer Staples	485,006		268,185			– 0	–	753,191
Energy	418,058		287,254			– 0	–	705,312
Financials	758,168		610,973			– 0	–	1,369,141
Health Care	668,031		193,157			– 0	–	861,188
Industrials	450,006		727,655			– 0	–	1,177,661
Information Technology	1,240,050		129,511			– 0	–	1,369,561
Materials	179,453		186,747			– 0	–	366,200
Real Estate	– 0	–	178,942			– 0	–	178,942
Telecommunication Services	96,430		51,669			– 0	–	148,099
Utilities	83,362		71,998			– 0	–	155,360
Short-Term Investments:
Investment Companies	6,170,855		– 0	–		– 0	–	6,170,855
U.S. Treasury Bills	– 0	–	499,612			– 0	–	499,612

Total Investments in Securities	11,165,700		3,612,123			– 0	–	14,777,823
Other Financial Instruments(a):
Assets:
Futures	623,223		133,695			– 0	–	756,918	(b)
Forward Currency Exchange Contracts	– 0	–	796,390			– 0	–	796,390
Centrally Cleared Interest Rate Swaps	– 0	–	12,852			– 0	–	12,852	(b)
Variance Swaps	– 0	–	5,351			– 0	–	5,351
Liabilities:
Futures	(264,104)		(39,174)			– 0	–	(303,278	)(b)
Forward Currency Exchange Contracts	– 0	–	(486,354)			– 0	–	(486,354)
Centrally Cleared Interest Rate Swaps	– 0	–	(299,476)			– 0	–	(299,476	)(b)
Variance Swaps	– 0	–	(8,734)			– 0	–	(8,734)

Total(c)	$11,524,819		$3,726,673		$	– 0	–	$15,251,492

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe

38	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	39

Notes to Consolidated Financial Statements

foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ

40	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $83,881 were deferred and amortized on a straight line basis over a one year period starting from March 9, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, and 1.30% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before March 1, 2017. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $213,895 for the fiscal period ended October 31, 2015 and $372,690 for the year ended October 31, 2016. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $63,642.

During the year ended October 31, 2016, the Adviser voluntarily reimbursed the Fund $478,462 for trading losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of operations.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	41

Notes to Consolidated Financial Statements

intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,069 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $6,129. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$9,261	$36,440	$39,530	$6,171	$22

Brokerage commissions paid on investment transactions for the year ended October 31, 2016 amounted to $74,935, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pay distribution and

42	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$31,348,131		$24,108,211
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options and swap transactions) are as follows:

Cost	$15,840,886

Gross unrealized appreciation	$342,345
Gross unrealized depreciation	(263,037)

Net unrealized appreciation	$79,308

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	43

Notes to Consolidated Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

44	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	45

Notes to Consolidated Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2016, the Fund held written options for hedging and non-hedging purposes.

For the year ended October 31, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	2,400			$71,899
Options written	2,402,549			151,683
Options assigned	(2,400,000)			(56,303)
Options expired	(1,209)			(54,822)
Options bought back	(3,740)			(112,457)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/16	– 0	–	$	– 0	–

46	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	47

Notes to Consolidated Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date.

48	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2016, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	49

Notes to Consolidated Financial Statements

risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended October 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$321,162	*	Receivable/Payable for variation margin on exchange-traded derivatives	$338,118	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	311,090	*	Receivable/Payable for variation margin on exchange-traded derivatives	64,017	*

50	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$137,518	*	Receivable/Payable for variation margin on exchange-traded derivatives	$200,619	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	796,390		Unrealized depreciation on forward currency exchange contracts	486,354

Equity contracts	Unrealized appreciation on variance swaps	5,351		Unrealized depreciation on variance swaps	8,734

Total		$1,571,511			$1,097,842

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(45,708)	$368,591

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,841,080)	502,302

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(30,544)	176,169

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,044,093	161,502

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	51

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(49,552)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(41,790)		3,101

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	466,360		(257,681)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(716,486)		254,963

Total		$(1,214,707)		$1,208,947

The following table represent the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2016:

Futures:
Average original value of buy contracts	$20,589,225
Average original value of sale contracts	$39,301,024

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,815,980
Average principal amount of sale contracts	$28,392,346

Purchased Options:
Average monthly cost	$47,307	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$11,432,699

Total Return Swaps:
Average notional amount	$27,055,037	(b)

Variance Swaps:
Average notional amount	$151,040

(a)	Positions were open for three months during the year.

(b)	Positions were open for six months during the year.

52	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of October 31, 2016:

All Market Alternative Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$225,229	$	– 0	–	$	– 0	–	$	– 0	–	$225,229

Total	$225,229	$	– 0	–	$	– 0	–	$	– 0	–	$225,229

OTC Derivatives:
Barclays Bank PLC	34,355		(16,478)			– 0	–		– 0	–	17,877
BNP Paribas SA	69,191		(43,371)			– 0	–		– 0	–	25,820
Citibank, NA	3,910		– 0	–		– 0	–		– 0	–	3,910
Deutsche Bank AG	22,921		(865)			– 0	–		– 0	–	22,056
Goldman Sachs Bank USA	4,701		(2,368)			– 0	–		– 0	–	2,333
Morgan Stanley & Co., Inc.	3,027		(3,027)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	774		– 0	–		– 0	–		– 0	–	774
Standard Chartered Bank	12,928		– 0	–		– 0	–		– 0	–	12,928
State Street Bank & Trust Co.	649,934		(379,492)			– 0	–		– 0	–	270,442

Total	$801,741		$(445,601)		$	– 0	–	$	– 0	–	$356,140	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$3,425	$	– 0	–	$	– 0	–	$	– 0	–	$3,425
Barclays Bank PLC	16,478		(16,478)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	43,371		(43,371)			– 0	–		– 0	–	– 0	–
Credit Suisse International	126		– 0	–		– 0	–		– 0	–	126
Deutsche Bank AG	865		(865)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	2,368		(2,368)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	48,963		(3,027)			– 0	–		– 0	–	45,936
State Street Bank & Trust Co.	379,492		(379,492)			– 0	–		– 0	–	– 0	–

Total	$495,088		$(445,601)		$	– 0	–	$	– 0	–	$49,487	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	53

Notes to Consolidated Financial Statements

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein All Market Alternative Return (Cayman) Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$515,106	$	– 0	–	$	– 0	–	$	– 0	–	$515,106

Total	$515,106	$	– 0	–	$	– 0	–	$	– 0	–	$515,106

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2016		March 9, 2015(a) to October 31, 2015	Year Ended October 31, 2016			March 9, 2015(a) to October 31, 2015

Class A
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

54	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

	Shares			Amount
	Year Ended October 31, 2016		March 9, 2015(a) to October 31, 2015	Year Ended October 31, 2016			March 9, 2015(a) to October 31, 2015

Class C
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Advisor Class
Shares sold	– 0	–	1,798,000	$	– 0	–	$17,980,000

Net increase	– 0	–	1,798,000	$	– 0	–	$17,980,000

(a)	Commencement of operations

NOTE F

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of the Fund’s assets among different strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	55

Notes to Consolidated Financial Statements

Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s

56	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Event Driven Risk—Event Driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Diversification Risk—The Funds may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	57

Notes to Consolidated Financial Statements

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

2016
Distributions paid from:
Ordinary income	$40,501

Total distributions paid	$40,501

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,949,408
Accumulated capital and other losses	(2,934,779	)(a)
Unrealized appreciation/(depreciation)	56,050	(b)

Total accumulated earnings/(deficit)	$70,679

(a)	As of October 31, 2016, the Fund had a net capital loss carryforward of $2,934,779.
(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund had a net short-term capital loss carryforward of $2,784,874 and a net long-term capital loss carryforward of $149,905 which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, the tax treatment of swaps and swap clearing fees, futures and passive foreign investment companies (PFICs), the redesignation of dividends, and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all

58	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the consolidated financial statements and related disclosures.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	59

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2016		March 9, 2015(a) to October 31, 2015
Net asset value, beginning of period	$ 9.81		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)		(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24		(.09)
Contributions from Affiliates	.27		– 0	–

Net increase (decrease) in net asset value from operations	.46		(.19)

Less: Distributions
Distributions from net realized gain on investment transactions	(.02)		– 0	–

Net asset value, end of period	$ 10.25		$ 9.81

Total Return
Total investment return based on net asset value(d)(e)	4.73	%*	(1.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.53	%(f)(g)	1.55	%^
Expenses, before waivers/reimbursements	4.01	%(f)(g)	3.84	%^
Net investment loss(b)	(.49)%		(1.47	)%^
Portfolio turnover rate	429%		2078	%

See footnote summary on page 63.

60	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2016		March 9, 2015(a) to October 31, 2015
Net asset value, beginning of period	$ 9.76		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)		(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24		(.10)
Contributions from Affiliates	.26		– 0	–

Net increase (decrease) in net asset value from operations	.38		(.24)

Less: Distributions
Distributions from net realized gain on investment transactions	(.02)		– 0	–

Net asset value, end of period	$ 10.12		$ 9.76

Total Return
Total investment return based on net asset value(d)(e)	3.94	%*	(2.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.28	%(f)(g)	2.30	%^
Expenses, before waivers/reimbursements	4.84	%(f)(g)	4.64	%^
Net investment loss(b)	(1.24)%		(2.20	)%^
Portfolio turnover rate	429%		2078	%

See footnote summary on page 63.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2016		March 9, 2015(a) to October 31, 2015
Net asset value, beginning of period	$ 9.82		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)		(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24		(.10)
Contributions from Affiliates	.27		– 0	–

Net increase (decrease) in net asset value from operations	.49		(.18)

Less: Distributions
Distributions from net realized gain on investment transactions	(.02)		– 0	–

Net asset value, end of period	$ 10.29		$ 9.82

Total Return
Total investment return based on net asset value(d)(e)	5.03	%*	(1.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,502		$17,657
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27	%(f)(g)	1.30	%^
Expenses, before waivers/reimbursements	3.76	%(f)(g)	3.57	%^
Net investment loss(b)	(.24)%		(1.21	)%^
Portfolio turnover rate	429%		2078	%

See footnote summary on page 63.

62	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Financial Highlights

(a)	Commencement of operations.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted within the Unites States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended October 31, 2016	March 9, 2015(a) to October 31, 2015
Class A
Net of waivers	1.52%	N/A
Before waivers	4.00%	N/A
Class C
Net of waivers	2.27%	N/A
Before waivers	4.83%	N/A
Advisor Class
Net of waivers	1.27%	N/A
Before waivers	3.75%	N/A

(g)	Expense ratios do not include expenses of the AB mutual funds in which the Fund invests. For the period shown below, the acquired fund fees of the AB mutual funds including interest expense were as follows:

Year Ended October 31, 2016
0.03%

^	Annualized.
*	Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by 2.71% for the year ended October 31, 2016.

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	63

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of AB All Market Alternative Return Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Alternative Return Portfolio (the “Fund”), one of the portfolios constituting AB Cap Fund, Inc., as of October 31, 2016, and the related consolidated statement of operations for the year then ended and consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and for the period March 9, 2015 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Alternative Return Portfolio, one of the portfolios constituting the AB Cap Fund, Inc., at October 31, 2016, the consolidated results of its operations for the year then ended and the consolidated changes in its net assets and consolidated financial highlights for the year then ended and the period March 9, 2015 (commencement of operations) through October 31, 2015 in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

64	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2016. For foreign shareholders, 4.27% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Fund designates $7 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	65

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Brugman, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

66	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas, New York, NY 10105 56 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	67

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 75 (2015)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (2015)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

68	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey, # 72 (2015)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 84 (2015)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	69

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy, # 80 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, # 68 (2015)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

70	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen, # 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	71

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody, # 64 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

72	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

++	The Adviser and ABI are affiliates of the Fund.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	73

Management of the Fund

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Brian T. Brugman 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vadim Zlotnikov 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

74	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Alternative Return Portfolio (the “Fund”) at a meeting held on August 2-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	75

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

76	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	77

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among

78	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	79

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

80	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

AB Family of Funds

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMAR-0151-1016

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB All Market Alternative Return	2015	$40,625	$—	$—

	2016	$68,776	$—	$20,883

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB All Market Alternative Return	2015	$418,075	$—
			$—
			$—

	2016	$456,703	$20,883
			$—
			$(20,883)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2016